Exhibit 99.1

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Company Overview Dr. Neal Walker President and CEO June 2019 EMPOWERING PATIENTS THROUGH REVELATIONARY SCIENCE

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing for initiation and completion of clinical trials, the availability of data from these trials and the timing of its regulatory submissions related to these trials, and the growth opportunity for ESKATA and RHOFADE. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2018, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved LEADERSHIP • Physician-founded • Key leadership with track record of executing across multiple development and commercial stage companies • Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience Corporate Strategy: Building a Fully-Integrated Biopharmaceutical Company Leverage core expertise in drug development and kinase inhibition to develop small molecule therapeutics ACTIVE CLINICAL TRIALS 12 FDA-APPROVED MEDICINES 2 KINect™ PLATFORM Proprietary discovery engine 3

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Pipeline Program Indication(s) Preclinical Phase 1 Phase 2 Phase 3 A-101(45%) Topical Common Warts ATI-502 JAK1/JAK3 Inhibitor Topical Alopecia Areata Vitiligo Androgenetic Alopecia Atopic Dermatitis ATI-501 JAK1/JAK3 Inhibitor Oral Alopecia Areata ATI-450 MK2 Pathway Inhibitor Oral RA (Psoriasis, Hidradenitis Suppurativa, CAPS, Pyoderma Gangrenosum, Oncology) ATI-1777 JAK1/JAK3 Inhibitor Soft Topical Atopic dermatitis, Vitiligo, Alopecia Areata ITK/JAK3 Inhibitor Soft Topical Psoriasis, Inflammatory Dermatoses ITK/JAK3 Inhibitor Oral Psoriasis, Inflammatory Dermatoses ITK/JAK3 Inhibitor Oral, gut-restricted Ulcerative colitis / Crohn’s Disease MK2 Pathway Inhibitor Oral Oncology RA = rheumatoid arthritis, CAPS = cryopyrin-associated periodic syndromes 4

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Conditions with Significant Treatment Gaps *Includes all types of SKs 1Bickers et al. The Burden of Skin Disease. J Am Acad Dermatology. 2006;55:490-500.2Data on file, Aclaris Therapeutics, Inc. 3Nguyen et al. Laser Treatment of Nongenital Verrucae A Systematic Review. JAMA Dermatology. 2016;152(9):1025-1033.4Kwok et al. Topical treatments for cutaneous warts (Review). Cochrane Database of Systematic Reviews.2012. Art. No.: CD001781. 5Fitzpatrick T, et al. http://www.avrf.org/facts/frequently-asked-questions.html. Last accessed March 30, 2019.6https://www.asdreports.com/news-217/vitiligo-therapeutics-market-expected-show-moderate- growth-up-2019. Last accessed March 30, 2019. 7National Alopecia Areata Foundation. https://www.naaf.org/alopecia-areata. Last accessed March 30, 2019.8National Institute of Health Androgenetic Alopecia. https://ghr.nlm.nih.gov/condition/androgenetic-alopecia#statistics. Last accessed March 30, 2019. 9National Rosacea Society, https://www.rosacea.org/rosacea-review/2010/summer/new-survey-uncovers-wide- range-of-potential-signs-and-symptoms. Last accessed on March 30, 2019. Currently available treatments have modest therapeutic effect and significant limitations4 ANDROGENETIC ALOPECIA (MALE / FEMALE PATTERN HAIR LOSS) VITILIGO 1-2% of global population impacted5 VERRUCA VULGARIS (COMMON WARTS) 5-7MM people in U.S. ALOPECIA AREATA (AA) ~50MM men / ~30MM women SEBORRHEIC KERATOSIS (SK) ESKATA® (hydrogen peroxide) topical solution, 40% (w/w), first FDA-approved topical treatment for raised SKs in adults 83+MM people in U.S.*1 have or will develop AA2,7 Currently available Rx treatment options often used off-label and have significant limitations7 in U.S. affected by AGA hair loss8 19-22MM people in U.S.2,3 No FDA-approved medication to repigment the skin6 16+MM people in U.S.9 RHOFADE® (oxymetazoline hydrochloride) cream, 1% FDA-approved for the topical treatment of persistent facial erythema (redness) associated with rosacea in adults, a symptom experienced in about 71% of patients with rosacea9 ROSACEA 5

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved COMMERCIAL PORTFOLIO RHOFADE® (oxymetazoline HCl) cream, 1% ESKATA® (hydrogen peroxide) topical solution, 40% (w/w) 6

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved RHOFADE Cream • National Rosacea Society estimates more than 16 million Americans are affected by rosacea1 • Persistent facial erythema (PFE) is the most common sign or symptom of rosacea, experienced in about 71% of rosacea patients according to a survey conducted by this same Society1 • RHOFADE Growth Opportunity: • Increase prescribing by current RHOFADE prescribers • Recapture lost share from HCPs who decreased their prescribing in 2018 • Capitalize on untapped potential within rosacea-treating HCPs who are not yet prescribing a medication to treat PFE 1National Rosacea Society, https://www.rosacea.org/rosacea-review/2010/summer/new-survey-uncovers-wide-range-of-potential-signs-and-symptoms, Last accessed on March 30, 2019. 7 INDICATION RHOFADE cream is indicated for the topical treatment of persistent facial erythema associated with rosacea in adults. IMPORTANT SAFETY INFORMATION AND WARNINGS WARNINGS AND PRECAUTIONS Potential Impacts on Cardiovascular Disease Alpha-adrenergic agonists may impact blood pressure. RHOFADE cream should be used with caution in patients with severe or unstable or uncontrolled cardiovascular disease, orthostatic hypotension, and uncontrolled hypertension or hypotension. Advise patients with cardiovascular disease, orthostatic hypotension, and/or uncontrolled hypertension/hypotension to seek immediate medical care if their condition worsens. The most common side effects of RHOFADE® Cream include application-site reactions of: skin reactions (dermatitis), worsening of rosacea pimples, itching, redness, and pain.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved • Three-year CI market exclusivity until January 18, 2020 • Five Orange Book Patents • USP No. 7,812,049 (Exp 5/2/28 with 1562 days PTA) • Method of treating erythema resulting from rosacea comprising administering topically a composition comprising about 0.05-30% of oxymetazoline as the sole active agent • Exclusively licensed from Allergan • USP No. 8,420,688 (Exp 8/02/24 with 193 days PTA) • Same as ‘049, but recites “therapeutically effective amount” of oxymetazoline • Exclusively licensed from Allergan • USP No. 8,815,929 (Expires: 1/22/24) • Same as ‘688, but recites oxymetazoline and other alpha-1 agonists • Exclusively licensed from Allergan • USP No. 8,883,838 (Exp 12/1/31) • A cream composition with certain % of oxymetazoline, % of certain emollient/emulsifier/excip/ etc. (the stabilized cream) • USP No. 9,974,773 (Exp 6/11/35) • Method of treating facial erythema associated with rosacea comprising topically administering once daily to the site of erythema on the face of the patient a pharmaceutical composition comprising 1.0% or 1.5% w/w oxymetazoline HCl thereof as the sole active ingredient • Pending applications • Families related to Orange Book listed patents have pending applications in the U.S. • Pending applications are directed to, for example, methods of treating facial erythema using 1.0% oxymetazoline administered once daily; cream formulations of oxymetazoline; method of treating erythema, telangiectasia or inflammatory lesions associated with rosacea comprising topically administering formulations of oxymetazoline • Corresponding pending/issued applications in major international jurisdictions Core Intellectual Property: RHOFADE 8

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 9 ESKATA • Moved to second position in the detail schedule • Sales team focused on top ESKATA accounts based on productivity in each territory, with the objective of increasing utilization • Received recent European approvals for ESKATA / ESKERIELE and in active discussions with potential commercial partners 83+MM People in the US with SK*1 18+MM visits to Derm for SK2 8+MM SK treatments2 Reasons for Not Removing SKs Include3: • High risk of scarring • High risk of hypopigmentation • Want to avoid cutting, freezing or burning *Includes all types of SKs 1Bickers et al. The Burden of Skin Disease. J Am Acad Dermatology. 2006;55:490-500. 2Data on File. Aclaris Therapeutics, Inc. Burke Screener of 594 dermatologists. 2014. 3Data on File. Aclaris Therapeutics, Inc. In-Office SK Treatment Study. Final Report. 2016. 9

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved A-101 (hydrogen peroxide) 45% Topical Solution (Investigational Drug Candidate) - Phase 3 for the Treatment of Common Warts 10

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 11 Common Warts - Patient/Physician Surveys People with Common Warts in the US 1Data on file, Aclaris Therapeutics, Inc. 2Nguyen et al. Laser Treatment of Nongenital Verrucae A Systematic Review. JAMA Dermatology. 2016;152(9):1025-1033. 3 IMS National Disease and Therapeutic Index 2016. 4 Lipke M., An Armamentarium of Wart Treatments, Clinical Medicine & Research,4:4, 2006; 273–293. treated by Primary Care Physicians (2.5 avg. visits)1 treated by Dermatologists (2.6 avg. visits) 31% of pts are referrals1 61% 39% 19 –22 MM1,2 • 50% of all patient visits for warts are for common warts3 • 3x more patient visits than genital warts3 • 50% of patients report moderate to extreme discomfort4 • 39% of patients say warts impact social/leisure activities4 • Unmet Needs1: • Would prefer pain-free treatments which work faster and do not have unwanted side effects 11

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Conservative Treatments Aggressive Treatments OTC: • Freezing products • Salicylic Acid Rx Topicals: • Imiquimod • Retinoids Cryosurgery In-office Destruction: • Excision • Injections (Bleomycin, Candida) • Laser, Cantharidin Peds/PCPs Dermatologists Dermatologists: • Viewed as the specialists in the treatment of warts; other specialties follow dermatologists’ lead • More likely to utilize both in-office procedures and take-home Rx/OTC Peds/PCPs: • Difficult and recalcitrant cases are typically referred to dermatologists • Less likely to utilize in-office procedures but more likely to utilize take-home Rx/OTC Common Warts: Treatment Paradigm Source: Burke Market Research, January 2016 • Patient burden comes from the duration of treatment, time commitment, pain and discomfort, as well as the cost of treatments • Opportunity to position A-101 45% as Rx treatment with convenience of home use Histofreeze / Verruca Freeze 12

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Primary Endpoint: • Mean change from baseline in the Physician’s Wart Assessment (PWA)™ score on target wart at day 56 (visit 10) using an analysis of covariance. Secondary Endpoints: • The proportion of subjects whose target wart is judged to be clear (PWA=0) at day 56. • The proportion of subjects with all treated wart(s) clear, stratified by baseline number of warts at day 56. • The percentage of all treated warts that were clear at day 56. Current Status • Phase 3 Data expected 2H19. Summary of WART-203 Phase 2 Trial Results Trial Trial Design Trial Outcome WART–203 (N=159) • A randomized, double-blind, vehicle-controlled, parallel-group study of investigational drug A- 101 45% topical solution in subjects with 1-6 common warts • Self-treated twice weekly for a total of 16 treatments • Efficacy: Statistically significant results on all primary and secondary endpoints • Favorable safety profile 13

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 0.0% 2.1% 7.4%* 12.2%** 16.1%** 22.2%*** 25.3%*** 30.2%*** 35.0% 34.3% 39.2% 0.7% 0.7% 1.4% 2.1% 2.9% 5.7% 8.5% 9.2% 11.2% 13.7% 17.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 Day 78 Day 106 Day 134 A-101 45% Vehicle *** WART-203: The Percentage of All Treated Warts that are Clear on the PWA for Each Post-baseline Visit (N=159) *** *** * p = < 0.05 ** p = < 0.01 *** p = <0.001 **** Study Endpoint **** 14

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 0.0% 1.3% 2.5% 6.4%* 6.3% 11.7%* 15.4%** 19.0%*** 24.0% 28.0% 33.3% 0.0% 0.0% 0.0% 0.0% 1.3% 2.6% 2.6% 2.6% 4.0% 6.8% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 Day 78 Day 106 Day 134 A-101 45% Vehicle * p = < 0.05 ** p = < 0.01 *** p = <0.001 *** *** **** Study Endpoint **** WART-203: Proportion of Subjects with all treated Wart(s) (1-6) Clear, Stratified by Baseline Number of Warts, at each Post- Baseline Visit (N=159) *** 15

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Inflammation and Immunology Platform 16

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved KINect™ Platform – Developing Better Kinase Drug Candidates Rapidly & Efficiently Proprietary Portfolio • Project 1 • Project 2 • Project 3 Strategic Partner(s) • Project 1 • Project 2 • Project 3 ASSET GENERATION KINect™ Platform – LEAD GENERATION TARGET SELECTION & VALIDATION >300 Cysteine Kinases 500+ Kinases Select Cysteine Kinases w/Published Crystal Structures Assess Target Confidence • Disease • Genetics • Safety • Distribution High affinity/selective drug scaffolds more rapid target to candidate selection Leveraging key opinion leaders, data in public domain and internal validation Proprietary Chemical Library Schrödinger® Enabled Drug Design Custom Kinase Assays MODELING DESIGN SYNTHESIS ANALYSIS • Co-inventors of tofacitinib and former leaders of Pfizer kinase program (including JAK inhibitors) • Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience • Significant experience in small molecule drug discovery through Phase 2 PEOPLE 17

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Creating New Medicines Targeting Previously Inaccessible Parts of the Kinome Kinase Drugs Represented $240B in Aggregate Global Sales from 2011-20151 Proprietary chemical library and integrated capabilities for interrogating the Kinome • Solves challenges encountered in the class − Selectivity − Biochemical efficiency • Validity of targeting kinases is commercially established • Plethora of validated kinase targets are inadequately drugged • KINect™ platform allows rational targeting of validated kinase targets KINect™ Technology Platform 500 member class, representing 2% of the human genome The Kinase Opportunity: Rational Targeted Drug Discovery 1 https://www.nature.com/nrd/posters/druggablegenome/nrd_druggablegenome.pdf. Last Accessed March 30, 2019 18

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved ATI-501 (oral) and ATI-502 (topical) – Selective JAK 1/3 inhibitor Additional topical JAK inhibitors in development • Known MOA and observed biological response in humans • Promoted hair regrowth in mouse model1 • Broad IP estate - Methods of use covering JAK inhibitors for the treatment of: − Alopecia areata − Androgenetic alopecia (male and female pattern hair loss) 1 Data on File. Aclaris Therapeutics, Inc. Investigational Selective JAK 1/3 Inhibitors Portfolio and IP Estate: ATI-501 JAK1/JAK3 inhibitors Oral treatment for alopecia totalis and alopecia universalis ATI-1777 JAK1/JAK3 inhibitors “Soft Topical” treatment for atopic dermatitis, alopecia areata, and vitiligo ATI-502 JAK1/JAK3 inhibitors Topical treatment for hair loss disorders: patchy alopecia areata and androgenetic alopecia 19

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Divito & Kupper, Nature Medicine 20, 989–990 (2014). Mechanism of JAK Inhibitors in Alopecia Areata Christiano Laboratory, Columbia University HF of an AA patient Control Individual CD8 m NKG2D n o CD8 NKG2D ULBP3 ULBP3 H&E 20

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved ATI-502 – Topical Proof of Concept Baseline Follow up 33/M 23/F 45/F (334 Days on Drug) (353 Days on Drug) (385 Days on Drug with a 47 day gap) • Of the 8 patients who received at least 6 months of drug, 3 had evidence of eyebrow hair regrowth (defined by at least a 2 grade categorical shift in eyebrow score in at least 1 eyebrow [scale 1-5]). • The 3 patients pictured above were the only patients who completed ~12 months of drug treatment. 21

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Alopecia Areata - Patient/Physician Surveys Patients with Alopecia Areata in the US 5 –7 MM 1,2 treated by Primary Care Physicians (6.7 avg. visits)1 treated by Dermatologists (7.1 avg. visits) 43% of pts are referrals1 42% 54% AGE & OTHER DEMOGRAPHICS1 28% 44% 21% 7% <18 18-34 35-49 50+ Average age = 25.7 years 22 COMMON BODY LOCATIONS1 72% 25% 22% 18% 14% 12% 11% 11% 10% 1% Scalp Eyebrows Face Eyelashes Beard / mustache Arms Armpits Legs Genitalia Other 1Data on file, Aclaris Therapeutics, Inc. 2National Alopecia Areata Foundation. https://www.naaf.org/alopecia-areata. 22

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Spectrum of Hair Loss 24% 43% 34% 51% 100% • 25-52% of patients have persistent patchy AA1 • 14-25% of patients progress to alopecia totalis or universalis1 1MacDonald, et al. Guidelines for the Management of Alopecia Areata. Brit J Derm. 2003 *Pictures from data on file 23

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Current treatment paradigm https://www.naaf.org/alopecia-areata/alopecia-areata-treatments. Last accessed March 30, 2019. 24

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Topical Treatments Systemic Treatments Oral JAK inhibitor Adult / Pediatric Patchy AA Adult AT/AU patients Alopecia Areata: Potential Treatment Paradigms Topical JAK inhibitor Pediatric AT/AU patients Increasing Disease Severity INDUCTION: Topical JAK inhibitor may be efficacious in patients with less severe patchy AA Oral JAK inhibitor may be best option in patients with more severe AT/AU phenotypes MAINTENANCE: AT/AU patients may be able to maintain hair with topical JAK inhibitor Concomitant topical therapy may decrease reliance on longer term oral therapy in some patients 25

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Androgenetic Alopecia (AGA) 26

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved • AGA is a genetic disorder and the most common cause of hair loss1 • Experienced by 70% of men and 40% of women at some point in their lives1; affects ~50 million men and ~30 million women in the US2 • Affected individuals highly motivated to seek treatment1 • Potential benefits of topical JAK inhibitor in AGA: ✓ New mechanism of action ✓ Minimal systemic side effects ✓ Non-hormonal ✓ Novel option women with AGA Androgenetic Alopecia (AGA): Male/Female pattern hair loss Male with AGA Female with AGA Cotsarelis, G. J Clin Invest. 2006;116(1):19-22. 1 McElwee J., et al. Promising Therapies for Treating and/or Preventing Androgenic Alopecia. Medscape. 2012 2 National Institute of Health Androgenetic Alopecia. https://ghr.nlm.nih.gov/condition/androgenetic-alopecia#statistics. Last accessed March 30, 2019. 27

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved • Tissue-resident immune cells with potent sensing and effector functions are well- placed to fundamentally aid tissue homeostasis via crosstalk with stem cells. • A dermis-resident TREM2+ macrophage subpopulation that promotes hair follicle stem cell quiescence via cytokine- mediated JAK-STAT signaling has been identified. • pSTAT5 (the p indicates that STAT5 is in the ON position – ie: active, and then a red curved arrow blocks HFSC activation (this is telogen) • The administration of a JAK inhibitor would turn the pSTAT5 to the OFF position, and then opens the red arrow and PROMOTES HFSC activation. AGA – New Mechanism of Action Postulated 28 *Dalessandri, T and Kasper, M. TREMendous Macrophages Inhibit Hair Growth Cell Stem Cell 24, 501-2 April 4, 2019 - 2019 Published by Elsevier Inc. https://doi.org/10.1016/j.stem.2019.03.014

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved • US & Global JAK IP estate consisting of >150 patents/applications (issued and/or pending) • Exclusive license with Rigel Pharmaceuticals for ATI-501 & ATI-502 (COM) in dermatology − US Natural expiry dates 2030-2034 + potential applicable PTE for the treatment of AA − Corresponding patents & applications in 18 additional jurisdictions (EU, AU, CA, IN, JP, others) - Natural expiry dates 2030 + potential applicable PTE • Exclusive license under Columbia University − Covers the use of certain JAK inhibitors for the treatment of AA, AGA, and other hair loss disorders and biomarkers to identify potential responders − This portfolio includes 6 issued U.S. patents and 1 pending application directed to methods of treating AA, AGA or hair loss disorders by administering ruxolitinib, deuterated ruxolitinib, baricitinib, decernotinib, topical tofacitinib or monotherapy tofacitinib. − This portfolio also includes an issued patent in Europe for tofacitinib or decernotinib for use in treating hair loss disorders and a pending European application for ruxolitinib or baricitinib to treat hair loss disorders, 3 issued patents in Japan to ruxolitinib, baricitnib, tofacitinib (topically or as monotherapy) and a pending Japanese application, and 1 issued patent in South Korea to methods of treating hair loss disorders using JAK 1 and/or JAK 2 inhibitors and 2 pending applications in South Korea to methods of treating hair loss disorders using JAK3 inhibitors. − Natural expiry in US 2031; naturally expiry in EU, JP, KR 2031-2033 Core Intellectual Property: JAK inhibitor 29

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved ATI-450 (MK2 Inhibitor) (Investigational Drug Candidate) 30

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved • IND for treatment of RA allowed in May 2019 • Plan to initiate a Single Ascending Dose / Multiple Ascending Dose Phase 1 trial in approximately 80 patients in the second half of 2019 • If the Phase 1 trial is successful, plan to advance ATI-450 into Phase 2 trials in patients with RA and an additional inflammatory indication • Pharmacologically unique MOA • MK2 pathway inhibitors target the production and activity of key inflammatory cytokines including TNFα, IL-1α, IL-1β and IL-6 • ATI-450 inhibits the cytokine targets of established biologics: • Anti-TNFs: Humira®, Enbrel®, Remicade® • RA, psoriasis, psoriatic arthritis, IBD, ankylosing spondylitis • Anti-IL1s: Kineret®, Ilaris®, Arcalyst® • CAPS, Still’s disease, SJIA, cardiovascular disease • Anti-IL6: Kevzara®, Actemra® • RA, Castleman’s disease • Aclaris is developing MK2 pathway inhibitors for chronic inflammatory disease and autoimmune disease MK2 Pathway Inhibitor (MK2 PI) ATI-450 MK2 = mitogen-activated protein kinase-activated protein kinase 2 (MAPKAPK2) RA = rheumatoid arthritis; IBD = inflammatory bowel disease; SJIA = systemic juvenile idiopathic arthritis 31

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved MK2-driven cytokines are central to many diseases TNFα, IL1β, IL6 Psoriasis / psoriatic arthritis Neuroinflammation Inflammatory bowel disease Rheumatoid arthritis / Juvenile idiopathic arthritis Ankylosing spondylitis Asthma / COPD Cardiovascular / cerebrovascular disease Cancer Singh RK, et al. Pharmacol Reports. 2017; 69:746-756. 32

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved INFLAMMATION ATI-450 does NOT block the activation of anti-inflammatory pathways (e.g., IL-10) thereby preserving this homeostatic dampening of the immune response p38α MK2 TNFα /IL-1β /IL-6 Cytokines/ Chemokines/ IL8/COX2/MMPs Anti-inflammatory pathways: IL10 / MKP / Phospho-TAB1 Structural proteins Transcription factors “Housekeeping ” functions” Cell cycle progression, Chromatin remodeling, mRNA translation / stability, Metabolism ATI-450 Inhibits the Expression of Key Inflammatory Cytokines: TNFα, IL-1β and IL-6 Pro-inflammatory Anti-inflammatory Housekeeping functions ATI-450 X XX XX 33

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Mouse LPS-Induced TNFa Production ATI-450 demonstrated durable response (no tachyphylaxis) • Conventional p38 (CDD-111) and MK2PI (ATI- 450) administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFa levels determined 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450 ATI-450 % Control Response Weeks on Drug • Global p38 inhibitor CDD-111 lost inhibition over time • This investigational MK2 pathway inhibitor ATI-450 demonstrated durable responses in this mouse model (no tachyphylaxis) TNF - α 34

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved In vivo Results of MK2 Pathway Inhibitor ATI-450 Normal Vehicle 450 (5 mpk) Joint Protection in Rat Arthritis Model1 Cytokine Modulation in Orphan Autoinflammatory Disease (CAPS)1 Reduction in Breast Cancer Bone Metastasis in Mice2 Normal Inflamed Inflamed + ATI-450 Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model3 1 Wang C, et al. J Exp Med. 2019;215(5):1315-1325. 2 Murali B, et al. Cancer Res. 2019;78(19)5618-5630. 3 Data on File. Aclaris Therapeutics, Inc. 35

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Fully Integrated Biopharmaceutical Company Strong Cash Position $137 million as of March 31, 2019 Commitment to Patients Focus on “white-space” or underserved diseases where treatment gaps exist Research and Development Scientific leadership in dermatological and immuno-inflammatory diseases - innovative clinical and regulatory strategies Executive Team Proven track record of R&D, commercial execution, and business development Pipeline Multiple therapeutic programs ranging from discovery to Phase 3 Commercial Infrastructure 50 territory field sales force Intellectual Property US & Global IP estate consisting of >150 patents/applications (issued and / or pending) KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates IP 36

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Milestone 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A-101 45% Common Warts Phase 3 Data Submit NDA ATI-501/ATI-502 (Oral/Topical JAK Inhibitor) ATI-501 - Phase 2 AT/AU Dose Range Data ATI-501 - AT/AU End of Phase 2 FDA mtg ATI-502 - Phase 2 Patchy AA Dose Range Data ATI-502 – Initiate Phase 3 Patchy AA Trial1 ATI-502 - Phase 2 Open-label Vitiligo Data2 ATI-502 - Phase 2 Open-label AGA Data3 ATI-502 - Initiate Phase 2 AGA Trial ATI-502 - Phase 2 Open-label Atopic Dermatitis Data Inflammation / Immunology ATI-450 (MK2 Inhibitor) - Initiate Phase 1 Trial ATI-450 (MK2 Inhibitor) - Phase 1 Data ATI-1777 (Soft JAK) – Submit IND ATI-1777 (Soft JAK) - Initiate Phase 1/2 Trials 1 If the results from the AA-201 trial are positive, our next steps may include holding an end of Phase 2 meeting with the FDA, and initiating a Phase 3 trial of ATI-502 as a topical treatment for AA in the first half of 2020. 2 VITI-201: 6-month data interim expected mid-2019; 12-month data expected fourth quarter of 2019 3 AGA-201: 6-month data expected second quarter of 2019; 12-month data expected fourth quarter of 2019 37

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved THANK YOU